EXHIBIT 10

                         THIRD AMENDMENT
                                TO
                         CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO CREDIT AGREEMENT ("Amendment") is dated as of October 24, 1997, by and among VENTURE STORES, INC., a Delaware corporation (the "Borrower"); BT COMMERCIAL CORPORATION, a Delaware corporation (in its individual capacity, hereinafter referred to as "BTCC"), acting in its capacity as agent (in such capacity as agent, hereinafter referred to as the "Agent") under the "Credit Agreement" (as hereinafter defined); and BTCC and the other "Lenders" (as defined in the Credit Agreement) signatories hereto. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement, after giving effect to this Amendment.


                           WITNESSETH:


     WHEREAS, the Borrower, the Agent and the Lenders have entered into that certain Credit Agreement dated as of April 8, 1997, and amended as of June 27, 1997 and July 9, 1997 (as amended, restated, supplemented and otherwise modified and in effect from time to time the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations to or for the account of the Borrower;

     WHEREAS, the Agent, the Lenders and the Borrower have agreed to further amend the Credit Agreement, on the terms and subject to the conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

     1. Amendment to Credit Agreement. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 3 below, and in reliance upon the representations and warranties of the Borrower set forth herein, in the Credit Agreement and in each of the other Credit Documents, the Credit Agreement is hereby amended as follows:

          1.1  The following defined term is hereby added to
Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

     "Kimco Sale-Leaseback Documents" means, collectively, (i) that certain Contract of Sale and that certain Unitary Net Lease, each executed and delivered by the Borrower and KRCV Corp. on August 6, 1997, and (ii) all other agreements, documents and instruments executed and delivered by the Borrower and/or KRCV Corp. on or about such date pursuant thereto, in each case without giving effect to any amendments, restatements or modifications thereof or supplements thereto, except for any of the foregoing previously consented to in writing by the Agent.

          1.2 Section 8.1 of the Credit Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:

          8.1  Interest Expense Ratio.

          From and after January 31, 1998, the Borrower shall have a ratio of EBITDA to Interest Expense as of the respective dates, for the respective periods and in the respective amounts, in each case as shall be established pursuant to Section 8.3A hereof.

          1.3 Section 8.1A of the Credit Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:

          8.1A  Minimum Shareowner's Investment.

          The Borrower shall maintain a shareowner's investment (exclusive of gains or losses attributable to sales or other dispositions of fixed assets occurring after the Closing Date and other gains or losses attributable to the KMart
     Sale) of not less than (i) $120,900,000, as of July 26, 1997, (ii) $95,000,000, as of October 25, 1997, (iii)
     $90,000,000, as of January 31, 1998 and (iv) thereafter, as of the respective dates and in the respective amounts as shall be established pursuant to Section 8.3A hereof.

          1.4 The Credit Agreement is hereby amended by inserting the following language therein immediately following
Section 8.3 thereof:

          8.3A  Establishment of Continuing Financial Covenants;
     Additional Financial Information.

          (a) The Borrower and the Lenders intend that the financial covenants set forth in Sections 8.1, 8.1A, 8.2 and
     8.3 remain in effect until the Expiration Date, but have not provided required levels for such covenants beyond January 31, 1998, because the Borrower has not yet finalized its financial projections and expectations beyond such date. Therefore, the Borrower hereby agrees that on or before March 15, 1998, the Borrower will provide the Agent and the Lenders with financial forecasts and projections sufficient to enable the Agent and the Majority Lenders to establish appropriate levels for such financial covenants for the remaining term of this Credit Agreement, which the Agent and the Majority Lenders will establish in their reasonable discretion.

          (b) The Borrower hereby agrees to deliver to the Agent no later than March 15, 1998, Financial Statements of the Consolidated Entity as of January 31, 1998, sufficient to establish the Borrower's compliance with Section 8.1A as of such date (which information the Agent shall promptly thereafter deliver to each of the Lenders).

          1.5 Section 8.4 of the Credit Agreement is hereby amended by (i) redesignating "clause (h)" thereof as "clause (I)" and (ii) inserting the following language therein immediately following clause (g) thereof:

          (h)  Indebtedness under the Kimco Sale Leaseback
     Documents; and

     2. Waiver. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 3 below, and in reliance upon the representations and warranties of the Borrower set forth herein, Agent and each of the Lenders hereby waive the Event of Default existing under Section 8.4 of the Credit Agreement solely as a result of the Borrower's incurring Indebtedness under the Kimco Sale Leaseback Documents.

     3. Conditions Precedent. This Amendment shall become effective as of the date hereof, upon satisfaction of all of the following conditions:

          (a) receipt by the Agent of a copy of this Amendment, executed by the Borrower and the Majority Lenders; and

          (b) receipt by the Agent in immediately available funds for the ratable benefit of the Lenders of an amount equal to $150,000.

     4.   Representations, Warranties and Covenants.

          4.1 The Borrower hereby represents and warrants to the Agent and each of the Lenders that, after giving effect to this
Amendment:

          (a) All representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties remain true and accurate on and as of such earlier date);

          (b) No Default or Event of Default has occurred which has not been waived pursuant to the terms of the Credit
     Agreement;

          (c) this Amendment and the Credit Agreement constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms; and

          (d) the execution and delivery by the Borrower of this Amendment does not require the consent or approval of any Person, except such consents and approvals as have been obtained.

     5. Reference to and Effect on the Credit Agreement and the Other Credit Documents.

          5.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement" shall in each case mean and be a reference to the Credit Agreement as amended hereby.

          5.2 Except as expressly set forth herein, (i) the execution and delivery of this Amendment shall in no way affect any of the respective rights, powers or remedies of the Agent or any of the Lenders with respect to any Event of Default nor constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents and (ii) all of the respective terms and conditions of the Credit Agreement, the other Credit Documents and all other documents, instruments, amendments and agreements executed and/or delivered by the Borrower pursuant thereto or in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects.
The execution and delivery of this Amendment by the Agent or any Lender shall in no way obligate the Agent or such Lender, at any time hereafter, to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

     6.   Governing Law. THE VALIDITY, INTERPRETATION AND
ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE
OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.



                    [SIGNATURE PAGES FOLLOW]








     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

                         VENTURE STORES, INC., a
                         Delaware corporation


                         By:   /s/ Russell E. Solt
                         Name:     Russell E. Solt
                         Title:    Executive Vice President


                         BT COMMERCIAL CORPORATION, in its
                         individual capacity as a Lender and in
                         its capacity as Agent


                         By:   /s/ Wayne D. Hillock
                         Name:     Wayne D. Hillock
                         Title:    Senior Vice President


                         BNY FINANCIAL CORPORATION


                         By:
                         Name:
                         Title:


                         THE CIT GROUP/BUSINESS CREDIT
                           CORPORATION


                         By:
                         Name:
                         Title:


                         CONGRESS FINANCIAL CORP.


                         By:  /s/ Daniel H. Laven
                         Name:    Daniel H. Laven
                         Title:   Assistant Vice President


                         FINOVA CAPITAL CORPORATION


                         By:  /s/ Greg Carasik
                         Name:    Greg Carasik
                         Title:   Senior Account Executive


                         FLEET CAPITAL CORPORATION

                         By:  /s/ Robert J. Lund
                         Name:    Robert J. Lund
                         Title:   Vice President


                         FREEMONT FINANCIAL CORPORATION


                         By:  /s/ Cheri Rittman
                         Name:    Cheri Rittman
                         Title:   Vice President



                         BANK BOSTON RETAIL FINANCE,
                         formally known as
                         GBFC, INC.


                         By:  /s/ Elizabeth A. Ratto
                         Name:    Elizabeth A. Ratto
                         Title:   Vice President


                         HELLER FINANCIAL, INC.


                         By:  /s/ Linda G. Peddle
                         Name:    Linda G. Peddle
                         Title:   Vice President,
                                  Senior Account Executive


                         LASALLE NATIONAL BANK


                         By:  /s/ Christopher G. Clifford
                         Name:    Christopher G. Clifford
                         Title:   Senior Vice President


                         NATIONAL CITY COMMERCIAL FINANCE, INC.


                         By:  /s/ Mark Hanak
                         Name:    Mark Hanak
                         Title:   Account Officer


                         SANWA BUSINESS CREDIT CORPORATION


                         By:  /s/ Lawrence J. Placek
                         Name:    Lawrence J. Placek
                         Title:   Vice President